Exhibit 10.1

FIFTEENTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

                    FIFTEENTH AMENDMENT AND LIMITED WAIVER, dated as of December 14, 2006, to the Credit Agreement referred to below (this “Amendment”) among BUTLER INTERNATIONAL, INC., a Maryland corporation (“Holdings”), BUTLER SERVICE GROUP, INC., a New Jersey corporation, as Borrower (the “Borrower”); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent for Lenders (“Agent”) and the other Lenders signatory hereto from time to time.

WITNESSETH:

                    WHEREAS, Borrower, the other Credit Parties signatory thereto, Agent, and Lenders signatory thereto are parties to that certain Second Amended and Restated Credit Agreement, dated as of September 28, 2001 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

                    WHEREAS, Agent and Lenders have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein.

                    NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                    1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Annex A of the Credit Agreement.

                    2. Limited Consent. (i) On or about December 15, 2006, Borrower issued 8,500 shares of series A preferred Stock (the “Preferred Stock”) and warrants exercisable to purchase an aggregate of 2,125,000 shares of common Stock for an aggregate cash consideration of $8,500,000 (the “Preferred Stock Offering”). Agent and Requisite Lenders consented to the Preferred Stock Offering in the Fourteenth Amendment and Limited Waiver to Credit Agreement, dated October 31, 2006 (the “Fourteenth Amendment”).

                    (ii) Notwithstanding the restrictions of Section 1.3(c) of the Credit Agreement and Section 2(iii) of the Fourteenth Amendment, Borrower shall apply the proceeds of the Preferred Stock Offering in the following revised manner: (a) Borrower shall apply $6,000,000 of the net proceeds of the Preferred Stock Offering to prepay the Term Loan on or prior to December 18, 2006 (the “Initial Term Loan Repayment”); (b) Borrower shall apply $2,000,000 of the net proceeds of the Preferred Stock Offering to fund its working capital account on or prior to December 18, 2006 (“Working Capital Funds”); and (c) any additional proceeds of the Preferred Stock Offering in excess of $8,000,000 in the aggregate (inclusive of the Initial Term Loan Repayment and the payment of the Working Capital Funds) shall be applied by Borrower to prepay the Term Loan.

                    3. Amendment to Article 3 of the Credit Agreement. Article 3 of the Credit Agreement is hereby amended as of the Amendment Effective Date (as defined below) by adding to the end thereof the following new Sections 3.26 and 3.27:

          “3.26 Foreign Assets Control Regulations. None of the Credit Parties nor, to the best knowledge of each Credit Party, any Affiliate of any Credit Party, is, or will after consummation of the Related Transactions, the Preferred Stock Offering and the application of the proceeds of the Loans, by reason of being a “national” of a “designated foreign country” or a “specially designated national” within the meaning of the Regulations of the Office of Foreign Assets Control, United States Treasury Department (31 C.F.R., Subtitle B, Chapter V), or for any other reason, in violation of, any United States Federal statute or Presidential Executive Order concerning trade or other relations with any foreign country or any citizen or national thereof or the ownership or operation of any property.

3.27 Anti-Terrorism Law.

               (a) No Credit Party and, to the knowledge of the Credit Parties, none of its Affiliates is in violation of any laws relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (the “Patriot Act”).

               (b) No Credit Party, and to the knowledge of the Credit Parties, no Affiliate or broker or other agent of any Credit Party acting or benefiting in any capacity in connection with the Loans is any of the following:

(i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or

(iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order.

               (c) No Credit Party and, to the knowledge of the Credit Parties, no broker or other agent of any Credit Party acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in paragraph (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.”

4. Amendments to Article 5 of the Credit Agreement.

(i) Section 5.15 of the Credit Agreement is hereby amended and restated as of the Amendment Effective Date as follows:

          “5.15 Issuance of Holdings’ Common Stock. Holdings agrees to issue to GE Capital, in the name of CFE, (a) twenty-five thousand shares (25,000) of common Stock on September 30, 2005, (b) thirty-five thousand shares (35,000) of common Stock on December 30, 2005, (c) forty thousand shares (40,000) of common Stock on February 28, 2006, (d) ten thousand shares (10,000) of common Stock on March 31, 2006 and on each month-end date ending thereafter until October 31, 2006 and (e) twenty-five thousand shares (25,000) of common Stock on November 30, 2006 and on each month-end date ending thereafter until the occurrence of the Initial Term Loan Repayment and the payment of the Working Capital Funds.”

(ii) Section 5.16 of the Credit Agreement is hereby amended and restated as of the Amendment Effective Date as follows:

          “5.16 Credit Commitment. Borrower shall have obtained and delivered to Agent or to Agent and Lenders, on or prior to April 30, 2007, a copy of a fully executed commitment letter for a $60,000,000 revolving credit facility, in form and substance satisfactory to Agent, which revolving credit facility shall be utilized to repay in full in cash all of the Obligations.”

                   (iii) Section 5.17 of the Credit Agreement is hereby deleted in its entirety as of the Amendment Effective Date, and in consideration thereof, on or prior to March 31, 2007, Borrower shall make a cash payment in the amount of $1,000,000, which amount shall be applied in full to prepay the Term Loan.

5. Amendment to Annex A (Definitions) of the Credit Agreement.

(i) Annex A (Definitions) of the Credit Agreement is hereby amended as of the Amendment Effective Date by adding the following definitions in the appropriate alphabetical order:

“‘Anti-Terrorism Law’ has the meaning ascribed to it in Section 3.27(a).”

“‘Executive Order’ has the meaning ascribed to it in Section 3.27(a).”

“‘Patriot Act’ has the meaning ascribed to it in Section 3.27(a).”

“‘Preferred Stock Offering’ means Borrower’s issuance on or about December 15, 2006 of up to 8,500 shares of its series A preferred Stock and warrants exercisable to purchase an aggregate of up to 2,125,000 shares of common Stock for an aggregate cash consideration of up to $8,500,000.”

“‘ Restated Financial Statements’ has the meaning ascribed to it in subsection (q) of Annex E.”

“‘2005 Year End Financial Information’ has the has the meaning ascribed to it in subsection (q) of Annex E.”

“‘2006 Fiscal Quarter Financial Information’ has the has the meaning ascribed to it in subsection (q) of Annex E.”

                    (ii) Annex A (Definitions) of the Credit Agreement is hereby further amended as of the Amendment Effective Date by deleting the language “April 30, 2007” in clause (a) of the definition of “Commitment Termination Date” and substituting in lieu thereof the language “June 30, 2007.”

                    6. Amendment to Subsection (q) of Annex E (Financial Statements and Projections - Reporting) of the Credit Agreement. Subsection (q) of Annex E (Financial Statements and Projections – Reporting) of the Credit Agreement is hereby amended and restated as of the Amendment Effective Date as follows:

               “(q) Restated 2004 Audited Financial Statements; 2005 Audited Financial Statements; 2006 Fiscal Quarter Financial Information; and 10-Q Filings. To Agent, on or prior to March 31, 2007, (i) restated audited Financial Statements for Borrower and its Subsidiaries for Fiscal Year ended December 31, 2004 (the “Restated Financial Statements”), which Restated Financial Statements shall be prepared in accordance with GAAP and certified without qualification by an independent certified public accounting firm of national standing or otherwise acceptable to Agent, (ii) the annual Financial Statements, certifications, statements, reports, letters and all other documentation required to be delivered pursuant to Section 4.1 (a) and clause (d) of Annex E of the Credit Agreement in respect of the Fiscal Year ended December 31, 2005 (the “2005 Year End Financial Information”) for Borrower and its Subsidiaries on a consolidated basis, which 2005 Year End Financial Information shall be prepared in accordance in all respects with subsection (d) hereof, (iii) the quarterly financial information, certifications, management discussion and analysis and all other documentation required to be delivered pursuant to Section 4.1 (a) and clause (b) of Annex E of the Credit Agreement in respect of the Fiscal Quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (collectively, the “2006 Fiscal Quarter Financial Information”) for Borrower and its Subsidiaries, which 2006 Fiscal Quarter Financial Information shall be prepared in accordance in all respects with subsection (b) hereof and (iv) any and all quarterly reports on Form 10-Q filed by any Credit Party with the Securities and Exchange Commission during the period commencing on January 1, 2003 and ending on December 31, 2006 and all other documentation required to be delivered pursuant to Section 4.1 (a) and clause (g) of Annex E of the Credit Agreement.”

                    7. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each of Holdings and Borrower makes the following representations and warranties to Agent and Lenders:

                         (i) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”) by Borrower and the other Credit Parties: (a) is within such Person’s organizational power; (b) has been duly authorized by all necessary or proper corporate and shareholder action; (c) does not contravene any provision of such Person’s charter or bylaws or equivalent organizational documents; (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) does not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent pursuant to the Loan Documents; and (g) does not require the consent or approval of any Governmental Authority or any other Person.

                         (ii) This Amendment has been duly executed and delivered by or on behalf of each of Holdings, Borrower and the other Credit Parties.

                         (iii) Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of Borrower and each of the other Credit Parties party thereto, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                         (iv) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

                         (v) No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Governmental Authority, or before any arbitrator or panel of arbitrators, (a) which challenges Borrower’s or, to the extent applicable, any other Credit Party’s right, power, or competence to enter into this Amendment or perform any of their respective obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or any action taken under this Amendment, the Amended Credit Agreement or any other Loan Document or (b) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of Holdings or Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

                         (vi) The representations and warranties of Borrower and the other Credit Parties contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date and the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

                    8. No Other Amendments/Waivers. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

                    9. Outstanding Indebtedness; Waiver of Claims. Each of Borrower and the other Credit Parties hereby acknowledges and agrees that as of December 14, 2006, the aggregate outstanding principal amount of (i) the Revolving Loan is $41,261,572.10, (ii) the Term Loan A is $3,000,000 and (iii) the Term Loan B is $18,000,000, and that such principal amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrower and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof; provided, that neither Borrower nor any other Credit Party waives any Claim solely to the extent such Claim relates to the Agent’s or any Lender’s gross negligence or willful misconduct.

                    10. Expenses. Borrower and the other Credit Parties hereby reconfirm their respective obligations pursuant to Sections 1.9 and 11.3 of the Credit Agreement to pay and reimburse Agent, for itself and Lenders, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

                    11. Effectiveness. This Amendment shall be deemed effective as of the date hereof (the “Amendment Effective Date”) only upon satisfaction in full in the judgment of Agent of each of the following conditions:

                         (i) Amendment. Agent shall have received five (5) original copies of this Amendment duly executed and delivered by Agent, the Requisite Lenders, Borrower and the other Credit Parties.

                         (ii) Payment of Fees and Expenses. Borrower shall have paid to Agent (i) a non-refundable cash amendment fee in the aggregate principal amount of $50,000 for the pro rata account of the Lenders and (ii) all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

                         (iii) Representations and Warranties. The representations and warranties of or on behalf of the Borrowers and the Credit Parties in this Amendment shall be true and correct on and as of the Amendment Effective Date and the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

                    12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                    13. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUTLER SERVICE GROUP, INC., as Borrower
By:
Name: PETER MOHAN
Title: VP - TAX

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:

Name:

Title: Duly Authorized Signatory

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUTLER SERVICE GROUP, INC., as Borrower

By:

Name:

Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender
By:
Name: STEVEN SANICOLA
Title: Duly Authorized Signatory

          The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrower.

BUTLER NEW JERSEY REALTY CORP.
By:
Name: PETER MOHAN
Title: VP - TAX

BUTLER INTERNATIONAL, INC.
By:
Name: PETER MOHAN
Title: VP - TAX

BUTLER SERVICES INTERNATIONAL, INC.
By:
Name: PETER MOHAN
Title: VP - TAX

BUTLER TELECOM, INC.
By:
Name: PETER MOHAN
Title: VP - TAX

BUTLER SERVICES, INC.
By:
Name: PETER MOHAN
Title: VP - TAX

BUTLER UTILITY SERVICE, INC.
By:
Name: PETER MOHAN
Title: VP - TAX